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                                                                    EXHIBIT 23.1
                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 25, 2000, except for Note
12 for which the date is March 26, 2000 relating to the financial statements and financial statement schedule of OpenTV Corp., which appears in OpenTV Corp.'s Annual Report on Form 20-F for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California

December 15, 2000